GOF P15 12/15

SUPPLEMENT DATED DECEMBER 31, 2015

TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF

EACH OF THE LISTED FUNDS

Franklin Fund Allocator Series

Franklin Conservative Allocation Fund

Franklin Growth Allocation Fund

Franklin Moderate Allocation Fund

Franklin LifeSmartTM 2015 Retirement Target Fund

Franklin LifeSmartTM 2020 Retirement Target Fund

Franklin LifeSmartTM 2025 Retirement Target Fund

Franklin LifeSmartTM 2030 Retirement Target Fund

Franklin LifeSmartTM 2035 Retirement Target Fund

Franklin LifeSmartTM 2040 Retirement Target Fund

Franklin LifeSmartTM 2045 Retirement Target Fund

Franklin LifeSmartTM 2050 Retirement Target Fund

Franklin LifeSmartTM 2055 Retirement Target Fund

The Prospectus is amended as follows:

I. For each Fund, the following is added to the “Fund Details – Information about the Underlying Franklin Templeton Funds – Underlying Alternative Investments Funds” section:

Franklin K2 Long Short Credit Fund   The Fund seeks total return through a combination of current income, capital preservation and capital appreciation.

The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or “alternative” strategies in the fixed-income and credit areas, including, but not limited to, some or all of the following: Credit Long/Short, Structured Credit and Emerging Market Credit, each of which is described further in the Fund’s prospectus. The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple investment advisors) and the Fund’s investment manager, K2/D&S Management Co., L.L.C. (doing business as K2 Advisors; “K2 Advisors” or the “Investment Manager”), has overall responsibility for the Fund’s investments. The Investment Manager allocates the Fund’s assets among multiple sub-advisors who, as of the date of this prospectus, are unaffiliated with K2 Advisors (Sub-Advisors).

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit-related investments. For purposes of this 80% policy, “credit-related investments” include, but are not limited to: U.S. or foreign debt obligations of any credit quality, maturity or duration; all varieties of fixed income, variable rate and floating rate debt securities and investments; and derivatives, such as swap agreements, futures contracts and options, and other transactions and instruments that provide exposure to credit-related investments. The Fund invests in a wide range of securities and other investments including, but not limited to: corporate bonds; mortgage-backed securities and asset-backed securities; U.S. Government and agency securities;

collateralized debt and loan obligations; foreign government and supranational debt securities; loans and loan participations and derivatives with similar economic characteristics. The Fund may also invest in mortgage dollar rolls, repurchase agreements, reverse repurchase agreements, mortgage real estate investment trusts (REITs) and other similar transactions.

Please keep this supplement with your prospectus for future reference.